UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 7, 2020 (April 3, 2020)

CFN ENTERPRISES INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-52635	20-3858769
(Commission File Number)	(IRS Employer Identification No.)

2601 Ocean Park Blvd., Suite 310 Santa Monica, California	90405
(Address of Principal Executive Offices)	(Zip Code)

310-314-8804

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On April 3, 2020, CFN Enterprises Inc. (the “Company”) entered into term sheet (the “Term Sheet”) for a joint venture and marketing agreement with BlockCerts Blockchain Limited BVI (“BCBC”) for the development of proprietary websites, an ecommerce platform and market place dedicated to CBD products, services and lifestyle.

In connection with the execution of the Term Sheet, Tim Vasko, founder and CEO of BCBC, was appointed to a newly created Technology Advisory Board of the Company where he will advise on technology direction, requirements and scalability. Mr. Vasko is an entrepreneur, certified with MIT and Oxford in blockchain, AI, analytics and FinTech. Mr. Vasko is an inventor and patent holder of secure Virtual Space Technology. Over 1.8 million development hours has made Mr. Vasko’s BlockCerts.com a leader in the blockchain platform marketplace for businesses, enterprises, organizations, exchanges and governments. Mr. Vasko’s prior companies in the areas of health care, real estate, private equity, SME and exchanges have processed billions of transactions. Mr. Vasko is also a member of the prestigious Forbes Technology Council.

The Company will issue 7 million shares of restricted stock in consideration for the services to be provided by BCBC, subject to satisfactory completion of due diligence, the negotiation and execution of definitive documentation for the marketing agreement and development of the websites and marketplace. While there are no assurances that the joint venture, marketing agreement and development of the websites and marketplace will occur, the Company and BCBC have agreed to a one year exclusivity period whereby either will not entertain any other proposals for a similar transaction unless the Term Sheet has been terminated.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements that are other than statements of historical facts, such as statements regarding the joint venture, marketing agreement and development of proprietary websites. These statements are subject to uncertainties and risks including, but not limited to, the risks identified in reports filed from time to time with the Securities and Exchange Commission. All such forward-looking statements are expressly qualified by these cautionary statements and any other cautionary statements which may accompany the forward-looking statements. In addition, the Company disclaims any obligation to update any forward-looking statements to reflect events or circumstances after the date hereof.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CFN ENTERPRISES INC.
By:	/s/ Brian Ross
Name:	Brian Ross
Title:	President and Chief Executive Officer

Date: April 7, 2020